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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                          JUNE 14, 2001 (JUNE 1, 2001)

                               ------------------

                                DOUBLECLICK INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                000-23709                                13-3870996
        (COMMISSION FILE NUMBER)            (I.R.S. EMPLOYER IDENTIFICATION NO.)

          450 WEST 33RD STREET
           NEW YORK, NEW YORK                              10001
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)

                                 (212) 683-0001
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                      N.A.
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.  OTHER EVENTS.

         DoubleClick Inc. ("DoubleClick") issued a press release on June 1, 2001 announcing that it had entered into an Agreement and Plan of Merger and Reorganization, dated as of June 1, 2001 (the "Merger Agreement"), among DoubleClick, Atlas Acquisition Corp., a Delaware corporation and a direct, wholly owned subsidiary of DoubleClick, and MessageMedia, Inc. ("MessageMedia"). Pursuant to the Merger Agreement, and on the terms and subject to the conditions thereof, DoubleClick will acquire MessageMedia in a merger (the "Merger"). For information regarding the terms and conditions of the Merger, including the consideration to be paid to MessageMedia's stockholders, reference is made to the Merger Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference, and the filing made pursuant to Rule 425 by DoubleClick, dated June 1, 2001, which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

         In connection with the execution of the Merger Agreement, certain of MessageMedia's stockholders entered into Stockholder Agreements with DoubleClick, dated as of June 1, 2001, pursuant to which they agreed, among other things, to vote in the aggregate 37.4% of the outstanding MessageMedia common stock for the approval of the Merger Agreement and all other transactions contemplated by the Merger Agreement. The form of Stockholder Agreement is attached as Annex A to the Merger Agreement.

         Consummation of the Merger is subject to certain conditions, including approval by MessageMedia's stockholders and other customary closing conditions.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NUMBER

2.1 Agreement and Plan of Merger and Reorganization, dated as of June 1, 2001, among DoubleClick Inc., Atlas Acquisition Corp. and MessageMedia, Inc., including annexes thereto but excluding any schedules. (Incorporated herein by reference to MessageMedia's Form 8-K filing, dated June 6, 2001.)

99.1 Press Release of DoubleClick, dated June 1, 2001. (Incorporated by reference to DoubleClick's Rule 425 filing, dated June 1, 2001.)







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DOUBLECLICK INC.
                                   --------------------------------------------
                                   (Registrant)


                                   By:      /s/ Stephen R. Collins
                                            -----------------------------------
                                            Name:    Stephen R. Collins
                                            Title:   Chief Financial Officer

Dated: June 14, 2001






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
EXHIBIT                         EXHIBIT INDEX
-------                         -------------

2.1       Agreement and Plan of Merger and Reorganization, dated as of June 1, 2001, among DoubleClick Inc., Atlas Acquisition Corp. and MessageMedia, Inc.,
          including annexes thereto but excluding any schedules. (Incorporated herein by reference to MessageMedia's Form 8-K filing, dated June 6, 2001.)

99.1 Press Release of DoubleClick, dated June 1, 2001. (Incorporated by reference to DoubleClick's Rule 425 filing, dated June 1, 2001.)